Exhibit 10.16

Execution version

GLOBAL DEED OF RELEASE

DATED 29 September, 2009

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

and

CME MEDIA ENTERPRISES B.V.

and

CENTRAL EUROPEAN MEDIA ENTERPRISES N.V.

as Released Parties

and

THE BANK OF NEW YORK MELLON, ACTING THROUGH ITS LONDON BRANCH (FORMERLY JPMORGAN CHASE BANK, N.A., LONDON BRANCH)

as Security Trustee

CONTENTS

Page

1.	Definitions	1
2.	Release	2
3.	Further Assurance	2
4.	Expenses	3
5.	Contracts (Rights of Third Parties) Act	3
6.	Counterparts	3
7.	Governing Law and Jurisdiction	3

THIS DEED is dated 29 September, 2009.

BETWEEN:

(1)	CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., a company incorporated under the laws of Bermuda with registration number 19574 (the “CME Ltd”);

(2)	CME MEDIA ENTERPRISES B.V., a private limited liability company incorporated under Dutch laws with registration number 96385(0) (“CME BV”);

(3)
CENTRAL EUROPEAN MEDIA ENTERPRISES N.V., a public limited liability company incorporated under the laws of the Netherlands Antilles with registration number 67248(0)  (“CME NV”; and together with CME Ltd and CME BV, the “Released Parties”); and

(4)
THE BANK OF NEW YORK MELLON, ACTING THROUGH ITS LONDON BRANCH (FORMERLY JPMORGAN CHASE BANK, N.A. LONDON BRANCH), with registered address One Canada Square, London E14 5AL, United Kingdom, (the “Security Trustee”).

BACKGROUND:

(A)	The Released Parties and the Security Trustee enter into this Deed in connection with the Indenture (as defined below) and the redemption of the Notes (as defined below).

(B)	CME Ltd has delivered a Redemption Notice to redeem the Notes at the Redemption Price.

(C)	It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

IT IS AGREED as follows:

1.    DEFINITIONS

1.1	In this Deed:

“Discharge Date” means the later of either September 29, 2009 or the date on which the conditions of Section 8.5(ii) of the Indenture have been satisfied.

“Indenture” means the indenture, dated May 5, 2005 among CME Ltd, CME NV, CME BV, Bank of New York Mellon, acting through its London branch (formerly JPMorgan Chase Bank, N.A., London branch), as Trustee, Transfer Agent, Principal Paying Agent and Security Trustee and The Bank of New York Mellon (Luxembourg) S.A. (formerly J.P. Morgan Bank Luxembourg S.A.), as Registrar, Luxembourg Transfer Agent and Luxembourg Paying Agent.

“Notes” means the notes issued pursuant to the Indenture that are outstanding on the Discharge Date.

“Released Assets” means the assets of each of the Released Parties subject to security interests under the Security Documents and as listed in the column headed “Released Assets” in Schedule 1 to this Deed.

“Released Documents” means:

(a)	the Indenture;

(b)	the Security Documents; and

(c)	any other document which creates a Security Interest over the Released Assets.

“Security Documents” means the security agreements listed in the column headed “Security Document” and dated as listed in the column headed “Date” in Schedule 1 to this Deed and “Security Document” means any one of them.

“Security Interest” means any mortgage, charge (fixed or floating), pledge, lien, hypothecation, right of set-off, security trust, assignment or other security interest any other agreement having the commercial effect of conferring security.

1.2	Unless given a different meaning in this Deed, terms defined in the Indenture (as applicable) have the same meaning when used in this Deed.

2.    DISCHARGE AND RELEASE

2.1	On the Discharge Date, the Security Trustee shall:

(a)
release and re-assign the Released Assets from all Security Interests created, evidenced or conferred by or pursuant to the Released Documents and reassigns and retransfers to the Released Parties all right, interest and title of the Security Trustee in and to the Released Assets;

(b)
release such Security Documents, re-assign and re-convey any rights, interest and title previously assigned to the Security Trustee under such Security Documents to the Released Parties, which accept such release and re-assignments;

(c)	release irrevocably and unconditionally each of the Released Parties from all present and future obligations and liabilities (both actual and contingent) under and in connection with the Indenture;

(d)	agree that the Security Documents (in particular any future assignment, transfer, pledge or charges contemplated therein) are terminated; and

(e)	authorise each of the Released Parties to take any steps necessary to give effect to this Clause 2 (Release).

2.2	The Security Trustee confirms that no demand has been made on the Released Parties or otherwise in relation to the Indenture.

3.    FURTHER ASSURANCE

3.1
The Security Trustee will, at the request and cost of the Released Parties, take whatever action is necessary or reasonably advisable to give effect to Clause 2 (Release) of this Deed, including entering into such instruments or surrendering such certificates or documents as are necessary or reasonably advisable under the terms of any relevant jurisdiction to effect and/or perfect the releases herein referred to.

3.2	The Security Trustee undertakes to deliver promptly on the Discharge Date:

(a)	a duly executed release confirmation letter in the form of Schedule 2 to this Deed;

(b)	a duly executed pledge release letter in the form of Schedule 3 to this Deed; and

(c)
a duly executed deed of amendment relating to an Intercreditor Agreement, dated 21 July 2006 as amended on 16 May 2007, 22 August 2007, 10 March 2008 and 17 September 2009 in the form of Schedule 4 to this Deed.

4.    EXPENSES

The Released Parties must promptly pay all costs and expenses (including legal fees) properly incurred in connection with this Deed by the Security Trustee or any person appointed by the Security Trustee under the Security Documents.

5.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

A person who is not party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999 and notwithstanding any term of this Deed, no consent of any third party is required for any amendment (including any release or compromise of any liability) or termination of this Deed.

6.    COUNTERPARTS

This Deed may be executed in any number of counterparts and all of those counterparts taken together will be deemed to constitute one and the same instrument.

7.    GOVERNING LAW AND JURISDICTION

7.1	This Deed is governed by English law.

7.2
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed, and the parties to the parties to this Deed agree that the courts of England are the most appropriate and convenient courts to settle disputes arising in connection with this Deed.

THIS DEED has been executed and delivered as a deed on the date stated at the beginning of this Deed.

SIGNATORIES

Released Parties

EXECUTED as a DEED                                                                )
by CENTRAL EUROPEAN MEDIA                                          )           /s/ Charles Frank
ENTERPRISES LTD.                                                                   )
acting by                      Charles Frank                                          )
acting under the authority of that company,                            )
in the presence of:                                                                         )

Witness’s Signature: /s/ Joanne Cochrane

Name: Joanne Cochrane

Address: 52 Charles Street, London W1J 5EU

EXECUTED as a DEED                                                                )
by CME MEDIA ENTERPRISES B.V.                                      )
acting by                      David Sturgeon                                      )           /s/ David Sturgeon
acting under the authority of that company,                            )
in the presence of:                                                                        )

Witness’s Signature: /s/ Joanne Cochrane

Name: Joanne Cochrane

Address: 52 Charles Street, London W1J 5EU

EXECUTED as a DEED                                                                )
by CENTRAL EUROPEAN MEDIA                                          )           /s/ Oliver Meister
ENTERPRISES N.V.                                                                    )
acting by                      Oliver Meister                                         )
acting under the authority of that company,                            )
in the presence of:                                                                         )

Witness’s Signature: /s/ Iulia Secareanu

Name: Iulia Secareanu

Address:

The Security Trustee

EXECUTED as a DEED                                                                )
by THE BANK OF NEW YORK MELLON,                            )           /s/ Noora Pahkala
ACTING THROUGH ITS                                                            )
LONDON BRANCH                                                                    )
acting by                      Noora Pahkala                                         )
acting under the authority of that company                             )